Exhibit 10.3

ASSIGNMENT AND FIRST AMENDMENT OF OFFICE LEASE

This Assignment and First Amendment of Office Lease (“Amendment”) is made and entered into as of this, the __ day of April, 2020 (the “Effective Date”) in the City of Los Angeles, County of Los Angeles, State of California, by and among MARINA BUSINESS CENTER, LLC, a California limited liability company, hereafter called “Landlord”, C3 JIAN, a California Corporation, hereafter called “Original Tenant”, and ARMATA PHARMACEUTICALS, INC., a Washington corporation, hereinafter called “Assignee”.

WHEREAS, a certain Office Lease (the ”Lease”) was made and entered into on September 28, 2011 between Landlord and Tenant, wherein and whereby Tenant leased from Landlord certain premises (the “Premises”) consisting of approximately 35,453 rentable square feet located on the first (1st) and second (2nd) floors of that certain building located in the City of Los Angeles, County of Los Angeles, State of California, commonly known as 4503 Glencoe Avenue, Los Angeles (Marina del Rey), CA 90292 (the “Building”), and

WHEREAS, Tenant has requested, and Landlord has agreed, to assign Tenant’s interest in the Lease to Assignee, and

WHEREAS, Tenant, Landlord and Assignee have agreed to document such assignment and amend the Lease on the following terms and conditions. All capitalized terms which are not defined herein shall have the meaning ascribed to them in the Lease.

NOW, THEREFORE, in consideration of the Premises and the covenants herein contained, it is hereby mutually agreed as follows, to wit:

1)         Extended Lease Term. The Lease Term is currently scheduled to expire on December 31, 2021 and shall be extended by ten (10) years (the “Extended Lease Term”), commencing on January 1, 2022 (the “Extended Term Commencement Date”) to expire on December 31, 2031 (the “Extended Term Expiration Date”).

2)         Base Rent.   Prior to the Extended Lease Term Commencement Date, Assignee shall continue to pay the Monthly Installments of Base Rent as provided in the Lease.  Commencing as of the Extended Term Commencement Date, the Monthly Installments of Base Rent for the Extended Lease Term shall be as follows:

Lease Year	Monthly Base Rent

1 – January 1, 2022 to December 31, 2022	$ 157,765.85
2 – January 1, 2023 to December 31, 2023	$ 162,498.83
3 – January 1, 2024 to December 31, 2024	$ 167,373.79
4 – January 1, 2025 to December 31, 2025	$ 172,395.00
5 – January 1, 2026 to December 31, 2026	$ 177,566.85
6 – January 1, 2027 to December 31, 2027	$ 182,893.86
7 – January 1, 2028 to December 31, 2028	$ 188,380.68
8 – January 1, 2029 to December 31, 2029	$ 194,032.10

9 – January 1, 2030 to December 31, 2030	$ 199,853.06
10 – January 1, 2031 to December 31, 2031	$ 205,848.66

Base Rent is calculated on a triple-net basis and Assignee shall continue to pay Direct Expenses as provided in the Lease. Electricity and janitorial services for the Premises shall be paid by Tenant as provided in the Lease.

3)         Rent Abatement. Provided that no Event of Default then exists and Landlord has received and approved the Letter of Credit to be provided by Assignee as set forth below, Base Rent for a period of six (6) months shall be abated commencing as of May 1, 2020 through October 30, 2020.  If Assignee has not provided the Letter of Credit required in Paragraph 7, Assignee’s right to abated rent will be deferred to the first 6 months following the month in which Assignee provides the required Letter of Credit.

4)         Tenant Improvements/Alterations.  In connection with the extension of the Term, Landlord shall provide to Assignee an allowance for Assignee to complete any desired “Alterations” to the Premises equal to $23.00 per square foot (i.e., $815,419.00) (the “TI Allowance”). All such Alterations desired by Assignee shall be subject to approval by Landlord to the extent required in Section 8 of the Original Lease and shall be performed by Tenant as “Alterations” in accordance with the terms of Section 8 of the Original Lease, provided in no event shall Assignee be required to post any bonds for the completion of any such Alterations and Assignee shall have no obligation to remove any Alterations at the expiration or earlier termination of the Lease unless Landlord shall notify Assignee at the time of its approval of such Alterations that they must be removed at such time.  The Work Letter included in the Original Lease as Exhibit C shall have no application to Assignee’s completion of any Alterations or Landlord’s disbursement of the TI Allowance.  Subject to the satisfaction of the conditions precedent set forth below, and not earlier than January 1, 2021, Landlord shall disburse the TI Allowance to Assignee in installments, not more often than once per month, within five (5) business days of Assignee’s delivery to Landlord of a written draw request stating the amount of the TI Allowance Assignee desires to reimburse Assignee for costs incurred by Assignee for any Alterations, including signage, design and permit fees, if any, and materials, contractor fees and costs (“Alterations Costs”).  Assignee shall include with each such draw request, receipts and other evidence of payment for all such Alterations Costs for which reimbursement is requested by Assignee.  Assignee must use all of the TI Allowance on or before December 31, 2021.  If not, commencing January 1, 2022, Assignee may apply any remaining TI Allowance as a monthly credit towards Monthly Instalments of Rent in an amount not to exceed $25,000 per month until all unused portions of the TI Allowance have been applied towards Alterations or Rent.  Landlord shall disburse the TI Allowance provided each of the following conditions has been met:(a) Assignee’s market capitalization as of December 31, 2020 exceeds $20,000,000, and (b) no Event of Default exists on January 1, 2021. Provided no Event of Default then exists, in the event the TI Allowance is not released in accordance with the above, commencing January 1, 2021, Base Rent shall be reduced by $8,331.00 per month for the duration of the Extended Lease Term.

5)         Signage. Landlord shall replace the existing monument sign (on or about its current location) as part of Landlord’s upgrade to exterior signage for the Building and the Project at Landlord’s sole cost and expense and without application of the TI Allowance to any of such costs. Assignee shall have the right to sign panels identifying Assignee on such monument sign and Assignee shall provide to Landlord appropriate graphics and other materials necessary to create Assignee’s identification sign panels on the monument sign.  Assignee may apply TI Allowance funds towards the costs of such Assignee signage.

6)         Parking Lot. Prior to commencement of the Extended Lease Term, Landlord shall re-slurry and restripe the parking lot surrounding the Building with the same number or more parking spaces as exist as of the Effective Date at its sole cost and expense and without application of the TI Allowance to any of such costs.  Landlord shall complete such parking lot work in prior to December 31, 2020 and in phases so as not to unreasonably interfere with the use of the parking lots by Assignee and other tenants of the Building.  Landlord shall provide Assignee with reasonable prior notice as to phasing and scheduling for such parking lot repair work.

7)         Letter of Credit.  Assignee shall provide Landlord with an Irrevocable Standby Letter of Credit with an initial face amount of $ 1,200,000 (the “New Letter of Credit”) to be issued from Assignee’s lender, HSBC in the form attached hereto as Exhibit A as filled in by HSBC for issuance.  Upon Assignee’s delivery of the New Letter of Credit in satisfaction or this Paragraph 7, Tenant shall no longer have any obligations with respect to the existing letter of credit as set forth in Section 21 of the Lease and Landlord shall return the existing letter of credit to Tenant. Beginning February 1, 2022, and on every anniversary thereafter, provided no Event of Default exists at the time, the New Letter of Credit and Assignee’s liability under same shall be automatically reduced by twenty percent (20%), such that, for example, as of February 1, 2022 the New Letter of Credit shall be reduced to a face amount of $960,000.00, such reduction formula to be incorporated into the New Letter of Credit.  Except as otherwise provided hereinabove, Section 21.2 of the Lease shall govern the New Letter of Credit.  Assignee shall obtain and deliver the New Letter of Credit to Landlord concurrently with or promptly following Assignee’s delivery of this Amendment executed by Assignee.  Landlord may hold this Amendment executed by Assignee as non-binding on Landlord until Landlord shall receive the New Letter of Credit and execute and return this Amendment to Assignee at which time this Amendment shall be effective.

8)         Leasing Commission. In connection with the Lease extension, Landlord shall pay to Stream Realty a commission in the amount equal to 3% of the Base Rent for years 1-5 of the Extended Lease Term, and 1.5% of the Base Rent for years 6-10 of the Extended Lease Term (the “Commission”). The Commission shall be paid upon Landlord’s written acceptance of the New Letter of Credit as set forth above.

9)         Lease Modification. All terms and conditions of the Lease shall continue in full force and effect during the Extended Lease Term, except as the same may have been modified by this First Amendment of Office Lease.

10)       Assignment and Assumption.  Effective as of the Effective Date of this Amendment, (i) Tenant hereby assigns to Assignee all of Tenant’s rights, duties and obligations arising from and after the Effective Date under the Original Lease as amended hereby, (ii) Assignee hereby assumes all of such rights, duties and obligations of Tenant arising under the Original Lease as amended hereby from and after the Effective Date, and (iii) Landlord hereby consents to such assignment of the Lease by Tenant and assumption of the Lease by Assignee.

11)       Notices.  From and after the Effective Date, notice to Assignee as Tenant under the Lease shall be to the Premises per the below:

ARMATA PHARMACEUTICALS, INC.

4503 Glencoe Avenue

Los Angeles (Marina del Rey), CA 90292

Attention:  Steve Martin

Telephone:  _________________

Email:  smartin@armatapharma.com

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Office Lease the day and year first written above.

MARINA BUSINESS CENTER, LLC

Agreed:	Date: April __, 2020
W. Scott Dobbins, Secretary

C3 JIAN, INC.

Agreed:	Date: April __, 2020

ARMATA PHARMACEUTICALS, INC.,
a Washington corporation

Agreed:	Date: April __, 2020

Exhibit A

Form of New Letter of Credit

[SAMPLE OF STANDBY L/C FOR LEASE SECURITY]

ISSUING BANK’S LETTERHEAD

ISSUE DATE: [                  ]

IRREVOCABLE STANDBY DOCUMENTARY CREDIT NO: [-]

[BENEFICIARY’S NAME]

[BENEFICIARY’S ADDRESS]

ATTENTION: [                 ]

[APPLCIANT’S NAME]

[APPLICANT’S ADDRESS]

AMOUNT: USD1,200,000.00

DATE AND PLACE OF EXPIRY: [-] AT COUNTER OF ISSUING BANK

WE HEREBY ISSUE OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO.  [                  ] (THE “LETTER OF CREDIT”) IN YOUR FAVOR BY ORDER OF [APPLICANT’S NAME] FOR AN AGGREGATED SUM NOT TO EXCEED USD1,200,000.00 (U.S. DOLLARS ONE MILLION AND TWO HUNDRED THOUSAND ONLY)  (THE “STATED AMOUNT”) EFFECTIVE IMMEDIATELY AND EXPIRING AT OUR COUNTERS LOCATED AT HSBC BANK USA, N.A., GLOBAL TRADE AND RECEIVABLES FINANCE (GTRF), 452 FIFTH AVENUE, NEW YORK, NY 10018 WITH OUR CLOSE OF BUSINESS ON [INSERT AN INITIAL EXPIRY DATE].

THIS STANDBY LETTER OF CREDIT IS AVAILABLE BY YOUR DRAFT(S) AT SIGHT DRAWN ON US MENTIONING OUR LETTER OF CREDIT NUMBER INDICATED ABOVE AND ACCOMPANIED BY THE FOLLOWING:

1.     BENEFICIARY'S SIGNED STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED OFFICER OF BENEFICIARY, READING:  ''THE AMOUNT OF THIS DRAW UNDER IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER _________ IS BEING MADE PURSUANT TO THAT LEASE DATED [                  ] BETWEEN [BENEFICIARY], AS LANDLORD AND [APPLICANT], AS TENANT FOR PREMISES LOCATED AT [                  ].

2.      THE ORIGINAL LETTER OF CREDIT AND THE ORIGINAL OF ANY SUBSEQUENT AMENDMENTS.

PARTIAL AND MULTIPLE DRAWINGS ARE ALLOWED.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT THE STATED AMOUNT WILL REDUCED IN ACCORDANCE WITH THE FOLLOWING SCHEDULE:

DATE	AMOUNT OF REDUCTION	NEW AMOUNT
02/01/2022	USD240,000.00	USD960,000.00
02/01/2023	USD240,000.00	USD720,000.00

02/01/2024	USD240,000.00	USD480,000.00
02/01/2025	USD240,000.00	USD240,000.00
02/01/2026	USD240,000.00	-0-

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED, WITHOUT AMENDMENT, FOR ONE YEAR FROM THE PRESENT OR ANY FUTURE EXPIRATION DATE HEREOF, UNLESS WE NOTIFY YOU NO LATER THAN (60) DAYS IN WRITING PRIOR TO ANY EXPIRATION DATE BY OVERNIGHT COURIER SERVICE THAT WE ELECT NOT TO CONSIDER THIS LETTER OF CREDIT RENEWED FOR ANY SUCH ADDITIONAL PERIOD. HOWEVER, THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND FEBRUARY 01, 2026 (THE FINAL EXPIRY DATE).

THIS CREDIT IS TRANSFERABLE IN FULL, BUT NOT IN PART, AND MAY BE TRANSFERRED SUCCESSIVELY. WE SHALL NOT RECOGNIZE ANY TRANSFER OF THIS CREDIT UNTIL A TRANSFER REQUEST IN THE FORM OF EXHIBIT (A) ATTACHED HERETO IS FILED WITH US, AND OUR TRANSFER CHARGES HAVE BEEN PAID BY THE [APPLICANT/BENEFICIARY] (PROVIDED THAT BENEFICIARY MAY, BUT SHALL NOT BE OBLIGATED TO, PAY SUCH FEES TO US ON BEHALF OF APPLICANT, AND SEEK REIMBURSEMENT FROM APPLICANT).  OUR TRANSFER FEE IS 0.25% ON THE AMOUNT OF THE TRANSFER (MINIMUM $300). THE ORIGINAL LETTER OF CREDIT AND ANY ORIGINAL AMENDMENTS MUST ACCOMPANY THE TRANSFER FORM.  THE SIGNATURE AND THE TITLE OF THE PERSON SIGNING THE TRANSFER FORM MUST BE VERIFIED BY YOUR BANK.

WE HEREBY ENGAGE WITH YOU THAT ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT WILL BE DULY HONORED UPON DELIVERY OF DOCUMENTS AS SPECIFIED HEREIN IF PRESENTED AT OUR COUNTERS ON OR BEFORE THE EXPIRY DATE INDICATED HEREIN.

THE ISSUING BANK WILL NOT EFFECT A TRANSFER (IF APPLICABLE) OR MAKE ANY PAYMENT UNDER THIS STANDBY LETTER OF CREDIT TO ANY PERSON WHO IS LISTED ON A UNITED NATIONS, EUROPEAN UNION OR UNITED STATES OF AMERICA SANCTIONS LIST, NOR TO ANY PERSON WITH WHOM THE ISSUING BANK IS PROHIBITED FROM ENGAGING IN TRANSACTIONS UNDER APPLICABLE UNITED STATES FEDERAL OR STATE ANTI-BOYCOTT, ANTI-TERRORISM OR ANTI-MONEY LAUNDERING LAWS OR US SANCTIONS LAWS.

THIS STANDBY LETTER OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE TERMS OF THE INTERNATIONAL STANDBY PRACTICES (ISP98), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATIONS NO. 590. AS TO MATTERS NOT GOVERNED BY THE ISP98, THIS STANDBY LETTER OF CREDIT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN THE STATE OF NEW YORK.

PLEASE SEND ALL CLAIMS AND CORRESPONDENCE TO THE FOLLOWING ADDRESS:

HSBC BANK USA, N.A.,

GLOBAL TRADE AND RECEIVABLES FINANCE (GTRF)

TRANSACTIONS SERVICES

452 FIFTH AVENUE

NEW YORK, NY 10018

FOR ANY QUERIES, PLEASE CONTACT OUR CLIENT SERVICES TEAM AT:

GTRF.USCS@US.HSBC.COM OR PHONE NO. 1 866 327 0763 OR FAX NO. 1 718 488 4909

EXHIBIT A

TRANSFER REQUEST FORM FOR STANDBY LETTER OF CREDIT

DATE:

TO:  HSBC BANK USA, N.A.

GLOBAL TRADE AND RECEIVABLES FINANCE (GTRF)

452 FIFTH AVENUE

NEW YORK, NY 10018

RE:       YOUR STANDBY LETTER OF CREDIT NO.

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

_____________________________________

(NAME OF TRANSFEREE)

_____________________________________

(ADDRESS)

_____________________________________

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT IN ITS ENTIRETY.

BY THIS TRANSFER ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE AND THE TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS, OR OTHER AMENDMENTS AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY TO THE TRANSFEREE WITHOUT YOUR CONSENT OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

NAME OF BENEFICIARY:
BY:
PRINT NAME:
TITLE:
TELEPHONE NUMBER:

THE ABOVE SIGNATURE, WITH TITLE AS STATED, CONFORMS TO THAT ON FILE WITH US, AND IS AUTHORIZED FOR THE EXECUTION OF THIS DOCUMENT.

NAME OF BANK:

(PRINTED)

BANK ADDRESS:

BY:
AUTHORIZED SIGNATURE
NAME:
(PRINTED)
TITLE:
(PRINTED)

TELEPHONE NUMBER: